SPARTAN(registered trademark) BOND STRATEGIST(trademark)
A FUND OF FIDELITY SCHOOL STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Spartan Bond Strategist:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Bond Strategist (the Fund), will be held at the office of Fidelity School Street Trust, 82 Devonshire Street, Boston, Massachusetts 02109 on Wednesday, December 18, 1996, at 9:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 (1) To approve an Agreement and Plan of Reorganization (the Agreement) between the Fund and Spartan Municipal Income Fund. The Agreement provides for the transfer of all of the assets of the Fund to Spartan Municipal Income Fund in exchange solely for shares of beneficial interest of Spartan Municipal Income Fund and the assumption by Spartan Municipal Income Fund of the Fund's liabilities, followed by the distribution of Spartan Municipal Income Fund shares to Fund shareholders.
 The Board of Trustees has fixed the close of business on October 21, 1996 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
October 21, 1996
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


SPARTAN BOND STRATEGIST
A FUND OF FIDELITY SCHOOL STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
OCTOBER 21, 1996
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Bond Strategist (Bond Strategist or the Fund), a fund of Fidelity School Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of the Fund and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, December 18, 1996, at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (the Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Bond Strategist would transfer all of its assets to Spartan Municipal Income Fund (Municipal Income), a fund of Fidelity Union Street Trust, in exchange solely for shares of beneficial interest of Municipal Income and the assumption by Municipal Income of Bond Strategist's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Bond Strategist will distribute shares of Municipal Income to its shareholders on the closing date (defined below) so that each shareholder receives the number of full and fractional shares of Municipal Income equal in value to the aggregate net asset value of the shares of Bond Strategist held by such shareholder on December 30, 1996, or such other date as the parties may agree (the Closing Date). Following the distribution, Bond Strategist will have neither assets, liabilities, nor shareholders, and it is expected that the trust's Board of Trustees will liquidate Bond Strategist as soon as practicable thereafter.
 Municipal Income, a bond fund, is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. Municipal Income's investment objective is to seek high current income by investing primarily in municipal securities. Municipal Income seeks to achieve its investment objective by investing in investment-grade quality municipal bonds of any maturity under normal conditions. However, the Fund is managed so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. The Fund normally invests so that at least 80% of its income is free from federal income tax.
 This Proxy Statement is accompanied by the Prospectus of Municipal Income
(dated October    18, 1996    ), which is incorporated herein by reference
and should be retained for future reference. These documents set forth concisely the information about the Reorganization, Bond Strategist, and Municipal Income that a shareholder should know before voting on the proposed Reorganization. A Prospectus and Statement of Additional Information for Bond Strategist, both dated February 20, 1996, a supplement to Bond Strategist's Prospectus dated July 19, 1996, and a Statement of
Additional Information dated October    18, 1996     for Municipal Income
have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information About Spartan Municipal Income Fund
Miscellaneous
Exhibit 1 -    Form of     Agreement and Plan of Reorganization

SPARTAN BOND STRATEGIST
(A FUND OF FIDELITY SCHOOL STREET TRUST)
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SCHOOL STREET TRUST: SPARTAN BOND STRATEGIST
TO BE HELD ON DECEMBER 18, 1996
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity School Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Bond Strategist (Bond Strategist) and at any adjournments thereof (the Meeting), to be held on Wednesday, December 18, 1996 at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), Bond Strategist's investment adviser. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 21, 1996. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. In addition, D.F. King may be paid on a per-call basis to solicit shareholders on behalf of Bond Strategist at an anticipated cost of approximately $2,100.00. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 Bond Strategist may also choose to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of Bond Strategist at an anticipated cost of approximately $450.00. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 On July 31, 1996 , there were 53,184,044 shares of Spartan Municipal Income Fund (Municipal Income) issued and outstanding.
 On July 31, 1996, there were 880,642 shares of Bond Strategist issued and outstanding. Shareholders of record of Bond Strategist at the close of business on October 21, 1996 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar value of net asset value held on that date.
 As of July 31, 1996, the Trustees and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
VOTE REQUIRED: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION (THE AGREEMENT) REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOND STRATEGIST. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY, OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE. SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Bond Strategist and Municipal Income, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the enclosed Prospectus of Municipal Income carefully for more complete information.
 The proposed Reorganization would merge Bond Strategist into Municipal Income, a larger bond fund also managed by FMR. If the Reorganization is approved, Bond Strategist will cease to exist and its current shareholders will become shareholders of Municipal Income instead. As discussed more fully below, the Board of Trustees believes that the Reorganization will benefit Bond Strategist shareholders.
 Bond Strategist has an unusual investment strategy: it seeks maximum total return after the effect of federal income taxes by allocating its assets between taxable and municipal securities. Municipal Income is a conventional municipal bond fund, and seeks tax-exempt income by investing
primarily in municipal securities. Historically,    Bond Strategist and
Municipal Income (individually a Fund and collectively the Funds)     have
had comparable total returns before and after taxes (see page 7). However, because Municipal Income does not normally invest in taxable securities, a larger portion of its return has been federally tax-free.
 FMR proposed the merger because Bond Strategist's unique investment strategy has not been successful in attracting a high level of assets. With approximately $8.3 million in net assets as of July 31, 1996, Bond Strategist is Fidelity's smallest municipal bond fund. Municipal Income's more mainstream approach has appealed to a broader variety of investors accumulating over $545 million in assets as of the same date.
 As part of Fidelity's "Spartan" family of mutual funds, each fund has a management contract under which FMR bears substantially all fund expenses. However, Municipal Income has a significantly lower operating expense ratio than Bond Strategist, and represents a lower-cost option for Bond Strategist shareholders. Municipal Income 's management fee rate is .15% lower or approximately 21% less than Bond Strategist's management fee rate (.55% vs. .70% of average net assets).
 Bond Strategist and Municipal Income share identical service features, including purchase and exchange provisions, redemption procedures, automatic reinvestment policies, and dividend policies.
 In sum, the merger would give shareholders of Bond Strategist the opportunity to participate in a fund with a similar investment portfolio, a comparable performance record, and a 0.15% lower all-inclusive management fee rate.
THE PROPOSED REORGANIZATION
 Shareholders of Bond Strategist will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provides for the acquisition by Municipal Income of all of the assets of Bond Strategist in exchange solely for shares of Municipal Income and the assumption by Municipal Income of the liabilities of Bond Strategist. Bond Strategist will then distribute the shares of Municipal Income to its shareholders, so that each shareholder will receive the number of full and fractional shares of Municipal Income equal in value to the aggregate net asset value of the shareholder's shares of Bond Strategist on the Closing Date (defined below). The exchange of Bond Strategist's assets for Municipal Income's shares will occur at 4:00 p.m. Eastern time on December 30, 1996, or such other date as the parties may agree (the Closing Date). Bond Strategist will then be liquidated as soon as practicable thereafter.
 The rights and privileges of the former shareholders of Bond Strategist will be effectively unchanged by the Reorganization.
COMPARATIVE FEE TABLES
 Each Fund's management fee is calculated and paid to FMR every month. Bond Strategist and Municipal Income pay FMR a management fee at an annual rate of .70% and .55%, respectively, of its average net assets. This all-inclusive fee represents each Fund's total operating expenses. FMR not only provides the Funds with investment advisory and research services, but also pays all of the Funds' expenses, with the exception of fees and expenses of all Trustees of each trust who are not "interested persons" of the trust or FMR; interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a Fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation. The management fee that each Fund pays FMR is reduced by an amount equal to the fees and expenses paid by the Fund to the non-interested Trustees. If the Reorganization is approved, former Bond Strategist shareholders will enjoy a .15% lower all-inclusive management fee rate beginning with the first business day after the effective date of the Reorganization.
 To help offset shareholder service costs, both Funds have the same fees for individual transactions. FMR affiliates collect the Funds' $5.00 exchange fees, $5.00 account closeout fees, and $5.00 fees for wire purchases and redemptions. These fees are waived if a shareholder's account balance at the time of the transaction is $50,000 or more. Fidelity also reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. Each Fund also imposes a redemption fee equal to 0.50% of the amount redeemed on shares held less than 180 days.
   The redemption     fee is payable to    each     Fund to help offset the
costs associated with short-term trading by shareholders. These fees will not be affected by the Reorganization. For more information about the Funds' fees, refer to their Prospectuses, which are incorporated by reference herein (and, in the case of Municipal Income, which accompanies this Proxy Statement).
 The following table shows the current fees and expenses of Bond Strategist
and Municipal Income for the 12 months ended    August 31    , 1996 and pro
forma fees for the combined fund based on the same period after giving effect to the Reorganization.
ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each Fund's assets. Expenses are factored into the Fund's share price or dividends and are not charged directly to shareholder accounts. The following are projections based on historical expenses and are calculated as a percentage of average net assets.
                  Bond Strategist   Municipal    Pro Forma
                                    Income       Expenses
                                                 Combined
                                                 Fund

Management Fees   0.70%             0.55%        0.55%

Other Expenses    0.00%             0.00%        0.00%

Total Fund        0.70%             0.55%        0.55%
Operating
Expenses

EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return and including the effect of the $5.00 account closeout fee.
             After 1 Year   After 3    After 5    After 10
                            Years      Years      Years

Bond          $ 12           $ 27       $ 44       $ 92
Strategist

Municipal     $ 11           $ 23       $ 36       $ 74
Income

Combined      $ 11           $ 23       $ 36       $ 74
Fund

 This example assumes that all dividends and other distributions are
reinvested and that the percentage amounts listed under    Total     Fund
Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.
FORMS OF ORGANIZATION
 Bond Strategist is a non-diversified fund of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976. Municipal Income is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. Both trusts are authorized to issue an unlimited number of shares of beneficial interest. Because Bond Strategist and Municipal Income are series of Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of Bond Strategist under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the Funds' Statements of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVE   S     AND POLICIES
 The investment objectives and policies of the Funds are set forth below. There can be no assurance that either Fund will achieve its objective.
 The investment objective of each Fund is fundamental and may not be changed without the approval of at least a majority of the outstanding voting securities of the Fund. With the exception of fundamental policies, investment policies of the Funds can be changed without shareholder approval. The differences between the Funds discussed below, except as noted, could be changed without a vote of shareholders.
 The principal difference between the Funds is that Bond Strategist invests in both taxable and tax-exempt debt securities, while Municipal Income invests solely in municipal (tax-exempt) securities. Bond Strategist seeks maximum total return after the effect of federal income taxes, by investing primarily in taxable and tax-exempt debt instruments. Municipal Income seeks high current income free from federal income tax by investing in municipal securities under normal conditions. Whereas Bond Strategist can and does invest in both taxable and tax-exempt securities, Municipal Income, although permitted to invest in taxable securities under certain conditions, currently has no intention of investing in such instruments. However, Bond Strategist generally has invested mainly in municipal securities and, during the past year, has limited its taxable investments to repurchase agreements, which represent less than 10% of its assets. Additionally, the Funds have identical policies regarding the credit quality of their investments, and the maturity and interest rate sensitivity of their portfolios. Therefore, despite the differences in each Fund's investments objective and permissible investments, both Funds are currently investing nearly exclusively in municipal securities.
 The following table highlights the percentage of each Fund's income dividends that was free from federal income tax since Bond Strategist's commencement of operations on September 9, 1993.
Period ended   Bond Strategist   Municipal Income
December 31,

1993           76.18%            100.00%

1994           79.25%            100.00%

1995           90.31%            100.00%

1996*          91.70%            100.00%

   * Period ended June 30, 1996.
PERFORMANCE COMPARISON OF THE FUNDS
 The following table compares the one-year average annual total returns of both Funds from Bond Strategist's commencement of operations (September 9,
1993) through December 31, 1995, the six-month total return for the period ending June 30, 1996, and each Fund's cumulative total return from September 9, 1993 through June 30, 1996, on both a pre-tax and after-tax basis. Overall, the Funds have experienced comparable returns, with Municipal Income outperforming Bond Strategist on a pre-tax basis. Please note that total returns are based on past results and are not an indication of future performance. Figures shown for pre-tax total returns and
account   -    closed after-tax total returns include the effect of the
$5.00 account closeout fee on an average size account.
      Pre-tax Total Returns   After-tax Total Returns1

                          Account Open   Account
                                         Closed

Bond
Strategist

 1993*           1.22%     1.12%          1.22%

1994             -7.67%    -8.00%         -3.75%

1995             16.51%    16.34%         11.87%

1996             -0.63%    -0.69%         0.39%

Life of Fund*    8.26%     7.64%          9.31%

Municipal
Income

 1993*           1.22%     -1.98%         -0.31%

1994             -8.11%    -8.31%         -3.12%

1995             18.58%    18.52%         14.10%

1996             -0.45%    -0.44%         0.62%

Life of Fund*    9.81%     6.10%          10.25%

1 Assumes taxes paid each year from monies held in the account at a 36% tax rate for taxable income and short-term capital gains, and a 28% tax rate for long-term capital gains.
*  From the inception date of Bond Strategist (September 9, 1993).
 As the table above shows, on an after-tax basis, Bond Strategist provided higher returns for shareholders who continued to hold their investment through the end of the period. For shareholders who redeemed their shares, however, Municipal Income provided a slightly better cumulative after-tax total return. After-tax total returns were higher for shareholders who closed their accounts because both Funds' share prices declined over the period. As a result, redeeming shareholders realized capital losses that improved returns on an after-tax basis.
 The following graph shows the    pre-tax     value of a hypothetical
$10,000 investment in each Fund made on September 9, 1993, assuming all distributions are reinvested. The graph compares the cumulative returns of the Funds on a monthly basis from September 1993 through June 1996, and
illustrates the    relative     volatility of their performance    over
shorter time periods    .

 Bond Strategist  Municipal Income
Row: 1, Col: 1, Value: 10000.0
Row: 1, Col: 2, Value: 10000.0
Row: 2, Col: 1, Value: 9925.349999999999
Row: 2, Col: 2, Value: 9972.120000000001
Row: 3, Col: 1, Value: 9930.530000000001
Row: 3, Col: 2, Value: 9982.0
Row: 4, Col: 1, Value: 9826.17
Row: 4, Col: 2, Value: 9891.110000000001
Row: 5, Col: 1, Value: 10123.12
Row: 5, Col: 2, Value: 10121.58
Row: 6, Col: 1, Value: 10245.77
Row: 6, Col: 2, Value: 10243.59
Row: 7, Col: 1, Value: 9906.859999999999
Row: 7, Col: 2, Value: 9952.15
Row: 8, Col: 1, Value: 9408.58
Row: 8, Col: 2, Value: 9421.459999999999
Row: 9, Col: 1, Value: 9389.1
Row: 9, Col: 2, Value: 9477.879999999999
Row: 10, Col: 1, Value: 9524.640000000001
Row: 10, Col: 2, Value: 9565.240000000002
Row: 11, Col: 1, Value: 9450.780000000001
Row: 11, Col: 2, Value: 9489.120000000001
Row: 12, Col: 1, Value: 9648.040000000001
Row: 12, Col: 2, Value: 9681.309999999999
Row: 13, Col: 1, Value: 9679.76
Row: 13, Col: 2, Value: 9701.67
Row: 14, Col: 1, Value: 9532.120000000001
Row: 14, Col: 2, Value: 9537.959999999999
Row: 15, Col: 1, Value: 9354.49
Row: 15, Col: 2, Value: 9306.76
Row: 16, Col: 1, Value: 9164.43
Row: 16, Col: 2, Value: 9071.959999999999
Row: 17, Col: 1, Value: 9348.49
Row: 17, Col: 2, Value: 9301.68
Row: 18, Col: 1, Value: 9619.780000000001
Row: 18, Col: 2, Value: 9620.369999999999
Row: 19, Col: 1, Value: 9865.25
Row: 19, Col: 2, Value: 9924.559999999999
Row: 20, Col: 1, Value: 9956.700000000001
Row: 20, Col: 2, Value: 10043.4
Row: 21, Col: 1, Value: 9978.41
Row: 21, Col: 2, Value: 10050.27
Row: 22, Col: 1, Value: 10315.22
Row: 22, Col: 2, Value: 10382.77
Row: 23, Col: 1, Value: 10225.56
Row: 23, Col: 2, Value: 10277.18
Row: 24, Col: 1, Value: 10323.78
Row: 24, Col: 2, Value: 10366.61
Row: 25, Col: 1, Value: 10455.56
Row: 25, Col: 2, Value: 10497.3
Row: 26, Col: 1, Value: 10497.58
Row: 26, Col: 2, Value: 10596.11
Row: 27, Col: 1, Value: 10630.24
Row: 27, Col: 2, Value: 10737.13
Row: 28, Col: 1, Value: 10805.39
Row: 28, Col: 2, Value: 10928.43
Row: 29, Col: 1, Value: 10893.15
Row: 29, Col: 2, Value: 11030.31
Row: 30, Col: 1, Value: 10959.14
Row: 30, Col: 2, Value: 11130.3
Row: 31, Col: 1, Value: 10897.62
Row: 31, Col: 2, Value: 11068.94
Row: 32, Col: 1, Value: 10771.82
Row: 32, Col: 2, Value: 10925.47
Row: 33, Col: 1, Value: 10712.63
Row: 33, Col: 2, Value: 10886.43
Row: 34, Col: 1, Value: 10723.93
Row: 34, Col: 2, Value: 10881.07
Row: 35, Col: 1, Value: 10825.75
Row: 35, Col: 2, Value: 10981.34
$
$10,981
$
$10,826
$
$
9/93 3/94 10/94 5/95 12/95 6/96
COMPARISON OF OTHER POLICIES OF THE FUNDS
 DEBT SECURITIES. The Funds have identical policies regarding the credit quality of their investments, and the maturity and interest rate sensitivity of their portfolios. Each Fund seeks to achieve its investment objective by investing in investment-grade debt securities, but reserves the right to invest up to 5% of its assets in below investment-grade debt securities. Each Fund may also invest in securities of any maturity, but is generally managed so that it reacts to changes in interest rates similarly to bonds with maturities between eight and 18 years.
 Most bond funds focus on income, which is one component of total return, and invest in either taxable or tax-exempt debt securities. While Municipal Income invests primarily in tax-exempt securities, Bond Strategist has the flexibility to invest in both taxable and tax-exempt securities. Bond Strategist invests in both types of securities in varying proportions in pursuit of high after-tax total return, which is a combination of income and changes in value after the effect of federal income tax. Bond Strategist's investments are selected after giving consideration to expected federal tax rates on income and capital gains and the potential effect of taxes, assuming a high tax bracket. The federal alternative minimum tax (described below) and state and local taxes are not considered. Although Bond Strategist's strategy allows the Fund to invest in either the taxable or tax-exempt bond market, like Municipal Income, in order to distribute its tax-free income to shareholders on a tax-free basis, Bond Strategist must invest at least 50% of its total assets in municipal securities as of the end of each calendar quarter. This requirement may cause Bond Strategist to miss investment opportunities in the taxable bond market. Since the beginning of 1995, Bond Strategist has invested primarily in municipal securities, and during the past year has limited its taxable investments to repurchase agreements, which represent less than 10% of its assets. Of course, the past performance of the bond markets is no indication of future performance. If Bond Strategist shareholders approve the Agreement, they will no longer be in a Fund that has the ability to shift assets out of the tax-exempt bond market to take advantage of potentially profitable investment opportunities in the taxable bond market. In addition, they will be invested in a fund that seeks high current income rather than high total return.
 Each Fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax. For the 12 months ended June 30, 1996, 7.09% of Bond Strategist's income
dividends was subject to the federal alternative minimum tax   ,     and
16.65% of Municipal Income's income dividends was subject to the federal alternative minimum tax.
 LENDING. As a matter of fundamental policy, each Fund may not lend any security or make any other loan, except through the purchase of debt securities or repurchase agreements, if more than 33 1/3% of its total assets would be lent to other parties. Bond Strategist may lend securities to broker-dealers and institutions, including Fidelity Brokerage Services Inc., (FBSI), an affiliate of FMR, or to other funds advised by FMR, as a means of earning income and may also acquire loans, loan participations, or other forms of direct debt instruments. With the exception of purchasing debt securities, Municipal Income does not currently intend to make loans or enter into repurchase agreements and may not acquire any form of direct debt instruments. As a practical matter, Bond Strategist's lending ability does not create a significant distinction between the Funds because during the past year Bond Strategist's lending has been limited to the use of repurchase agreements which have represented less than 10% of its assets.
 OTHER INVESTMENT POLICIES. Each Fund may borrow from banks or other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each Fund may borrow only for temporary or emergency purposes in an amount not equal to more than 33 1/3% of its total assets.
 Unlike Municipal Income, Bond Strategist can invest in foreign securities, currency exchange contracts, mortgage securities, stripped securities, convertible bonds, preferred stocks, and warrants and enter into swap agreements. As a practical matter, Bond Strategist's ability to invest in these securities does not represent a significant distinction between the Funds because Bond Strategist has historically not held significant amounts of these types of securities and currently holds none.
 FMR normally invests each Fund's assets according to its investment strategy. However, each Fund reserves the right to invest without limitation in short-term instruments or to hold a substantial amount of uninvested cash, and Bond Strategist reserves the right to invest without limitation in investment-grade money market instruments, for temporary defensive purposes. Additionally, although Municipal Income does not expect to invest in federally taxable obligations, it reserves the right to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. Both Funds may also enter into when-issued and delayed delivery transactions, invest in asset-backed securities, variable and floating rate securities, municipal lease obligations, put features, and illiquid and restricted securities. As stated above, for more information about the risks and restrictions associated with these polices, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.
OPERATIONS OF MUNICIPAL INCOME FOLLOWING THE REORGANIZATION
 FMR does not expect Municipal Income to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the Fund's management or to agents that provide the Fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Municipal Income in their current capacities. Municipal Income's current portfolio manager, David Murphy, will continue to be responsible for Municipal Income's portfolio management after the Reorganization.
 As explained above, Bond Strategist may invest in federally taxable securities. Therefore, if the Reorganization is approved, it is anticipated that Bond Strategist will sell any taxable holdings prior to the Closing Date so that the portfolio of the combined fund will be consistent with Municipal Income's current portfolio. Any transaction costs associated with such adjustment to the portfolio of Bond Strategist will be borne by Bond Strategist, or by Municipal Income after the Reorganization takes place. PURCHASES AND REDEMPTIONS
 The purchase and redemption policies for both Funds are substantially the same and will remain unchanged after the Reorganization.
 Both Funds' share price, or net asset value per share (NAV), is calculated every business day. Shares of both Funds are sold without a sales charge. Shares are purchased at the next share price calculated after an investment is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time. Refer to a Fund's Prospectus for more information regarding how to buy shares.
 Shares of both Funds may be redeemed on any business day at their NAV. Shares of both Funds are redeemed at the next share price calculated after an order is received and accepted, normally 4:00 p.m. Eastern time. Each Fund's 0.50% redemption fee on shares held less than 180 days, if
applicable,    is     deducted from the amount of your redemption.
 On or about September 16, 1996, Bond Strategist was closed to all new and subsequent purchases except for reinvestment of dividends or other distributions pending the Reorganization. Shareholders may redeem shares through the Closing Date.
EXCHANGES
 The exchange privilege currently offered by both Funds is the same and is not expected to change after the Reorganization. Shareholders of the Funds may exchange their shares of a Fund for shares of any other Fidelity fund registered in a shareholder's state. Exchanges are subject to a $5.00 exchange fee and a 0.50% redemption fee on shares held less than 180 days. Refer to each Fund's Prospectus for restrictions governing exchanges. DIVIDENDS AND OTHER DISTRIBUTIONS
 Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Fund declares income dividends daily and pays them monthly. Bond Strategist normally distributes capital gains in February and December. Municipal Income normally distributes capital gains in October and December. On or before the Closing Date, Bond Strategist will distribute substantially all of its investment company taxable income and net realized capital gain, if any, in order to maintain its tax status as a regulated investment company.
 Bond Strategist will be required to recognize gain or loss on Section 1256 contracts held by the Fund on the last day of its taxable year which typically is December 31. If the Reorganization is approved, gains or losses on Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each Fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368 (a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 Bond Strategist and Municipal Income have capital loss carryforwards for
federal tax purposes of $1,755,144 and $   19,438,677     as of December
31, 1995 and August 31,    1996    , respectively. Under current federal
tax law, Municipal Income may be limited to using only a portion, if any, of the capital loss carryforward transferred by Bond Strategist at the time of the Reorganization. There is no assurance that Municipal Income will be able to realize sufficient capital gains to use its capital loss carryforward as well as a portion, if any, of Bond Strategist's capital loss carryforward, before they expire. The capital loss carryforward attributable to Bond Strategist will expire between August 31, 2001 and August 31, 2003. The capital loss carryforward attributable to Municipal
Income will expire    between     August 31, 2003    and August 31,
2004    .
COMPARISON OF PRINCIPAL RISK FACTORS
 Both Funds are subject to the risks normally associated with bond funds. The principal difference between the Funds is that Bond Strategist invests in taxable bonds, while Municipal Income does not. As described more fully below, Bond Strategist's ability to invest in a broader range of debt securities provides a potential for higher returns, but also carries a higher degree of risk than Municipal Income.
 INVESTMENT STRATEGY. Municipal Income invests primarily in municipal securities and focuses on income, which is one component of total return. Bond Strategist has the flexibility to invest in either taxable or tax-exempt (municipal) debt securities and focuses on after-tax total return, which is a combination of income and changes in value after the effect of federal income tax. Although Bond Strategist's strategy allows it to invest in both the taxable and tax-exempt bond markets, since the Fund's inception in September 1993, the Fund has not invested significantly in taxable securities. Additionally, during the past year, Bond Strategist has invested primarily in municipal securities and has limited its taxable investments to repurchase agreements, which comprised less than 10% of its assets.
 REPURCHASE AGREEMENTS. A repurchase agreement, which may be deemed a loan, is an arrangement whereby a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. The difference between the two prices is taxable income to a fund and its shareholders. Since Municipal Income is currently managed so as not to produce federally taxable income, it does not engage in repurchase agreements. Repurchase agreements also carry the risk that the original seller will not fulfill its obligation to repurchase the agreement at the agreed upon price, at the agreed upon time. Therefore, a fund such as Bond Strategist that engages in repurchase agreements assumes this risk, which may result in delays or losses to the Fund. Accordingly, investing in Bond Strategist may involve a slightly higher degree of risk than investing in Municipal Income.
 OTHER INVESTMENTS. As described above, unlike Municipal Income, Bond Strategist can invest in foreign securities, currency exchange contracts, mortgage securities, stripped securities, convertible bonds, preferred stocks, and warrants, and enter into swap agreements. Bond Strategist's ability to invest in these securities offers the potential for higher returns and allows the Fund to respond to changing economic conditions in the U.S. and abroad. However, it also exposes the Fund to additional interest rate and market risk. Bond Strategist's ability to invest in these securities does not represent a significant practical distinction between the Funds because Bond Strategist historically has not invested significantly in these types of securities and currently holds none.
THE PROPOSED TRANSACTION
TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN BOND STRATEGIST AND SPARTAN MUNICIPAL INCOME FUND
REORGANIZATION PLAN
 The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit I to this Proxy Statement.
 The Agreement contemplates (a) Municipal Income acquiring on the Closing Date all of the assets of Bond Strategist in exchange solely for shares of Municipal Income and the assumption by Municipal Income of Bond Strategist's liabilities; and (b) the distribution of shares of Municipal Income to the shareholders of Bond Strategist as provided for in the Agreement.
 The assets of Bond Strategist to be acquired by Municipal Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Bond Strategist, and any deferred or prepaid expenses shown as an asset on the books of Bond Strategist on the Closing Date. Municipal Income will assume from Bond Strategist all liabilities, debts, obligations, and duties of Bond Strategist of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Bond Strategist will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date. Municipal Income also will deliver to Bond Strategist the number of full and fractional shares of Municipal Income having an aggregate net asset value equal to the value of the assets of Bond Strategist less the liabilities of Bond Strategist on the Closing Date. Bond Strategist shall then distribute the Municipal Income shares PRO RATA to its shareholders.
 The value of Bond Strategist's assets to be acquired by Municipal Income and the amount of its liabilities to be assumed by Municipal Income will be determined as of the close of business (4:00 p.m. Eastern time) of Bond Strategist on the Closing Date, using the valuation procedures set forth in Bond Strategist's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Municipal Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 Upon the Closing Date, Bond Strategist will distribute to its shareholders of record the shares of Municipal Income it received, so that each Bond Strategist shareholder will receive the number of full and fractional shares of Municipal Income equal in value to the aggregate net asset value of shares of Bond Strategist held by such shareholder on the Closing Date; Bond Strategist will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Municipal Income in the names of the Bond Strategist shareholders and by transferring thereto shares of Municipal Income. Each Bond Strategist shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Municipal Income due that shareholder. Municipal Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Bond Strategist shareholder will own shares of Municipal Income equal in value to the aggregate net asset value of that shareholder's shares of Bond Strategist immediately prior to the Reorganization. The net asset value per share of Municipal Income will be unchanged by the transaction. Thus, the Reorganization will not result in the dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Municipal Income in a name other than that of the registered holder of the shares on the books of Bond Strategist as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Bond Strategist is and will continue to be its responsibility up to and including the Closing Date and such later date on which Bond Strategist is liquidated.
 Pursuant to its management contract with Bond Strategist and its all-inclusive management fee, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplemental solicitation. However, there may be some transaction costs associated with Bond Strategist's portfolio adjustments due to the Reorganization which will be borne by Bond Strategist. Bond Strategist may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of both Funds have determined that the Reorganization is in the best interests of the shareholders of both Funds and that the Reorganization will not result in a dilution of any shareholders' interests.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
(1)  a comparison of the Funds' investment objectives and policies;
(2)  the historical performance of the Funds;
(3) the impact of the Reorganization on the expected expense ratio of Municipal Income relative to each Fund's current expense ratio;
(4)  the costs to be incurred by each Fund as a result of the
Reorganization;
(5)  the tax consequences of the Reorganization;
(6)  services available to shareholders before and after the
Reorganization; and
(7)  benefit to FMR.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on July 18, 1996. In recommending the Reorganization, FMR also advised the Boards that the Funds have generally compatible investment objectives and policies, with the material differences noted, and that the Funds currently have similar investment strategies, with the material differences noted.
 The Boards further considered the relative risk/return characteristics of the Funds. The Boards specifically weighed the fact that since Bond Strategist's inception in September 1993, the Fund had limited market opportunities to implement its unique investment approach of shifting assets between the taxable and tax-exempt bond markets based on expected after-tax performance. The Boards considered that this unique investment approach had not been successful in attracting assets, making it difficult for Bond Strategist to implement its investment strategy to the fullest extent. The Fund's low asset levels require that it hold relatively small positions in order to remain adequately diversified. These smaller positions make it more difficult for the Fund to take advantage of market changes, a critical aspect of the Fund's investment strategy. Consequently, the Funds experienced comparable returns over Bond Strategist's lifetime, with Municipal Income providing slightly better after-tax total returns for shareholders who redeemed their shares at the end of each period. Accordingly, the Boards considered that if the Reorganization is approved, the former shareholders of Bond Strategist would have the opportunity to earn tax-free income through an investment in a fund with a similar investment portfolio and a comparable performance record.
 The Boards also considered that former shareholders of Bond Strategist will receive shares of Municipal Income equal to the value of their shares
of Bond Strategist. In addition, the Funds    received     an opinion of
counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for federal income tax purposes either to Bond Strategist or Municipal Income or to the shareholders of either Fund.
 Furthermore, the Boards considered that combining the Funds would result in an immediate benefit to Bond Strategist shareholders by lowering fund expenses, as a percentage of net assets, by .15% following the effective date of the Reorganization. In addition, FMR informed the Boards that it would pay the costs associated with the Reorganization, including professional fees and the costs of proxy solicitation. FMR further informed the Boards that although Bond Strategist would bear any costs (as described
above) associated with portfolio adjustments    made in connection with
the Reorganization, FMR believed that such costs would be minimal and would
be counterbalanced by the reduction in    the     management fee    rate
former Bond Strategist shareholders would pay as shareholders of Municipal
Income.
 In addition, the Boards considered that the Funds have the same purchase and exchange provisions, fees, redemption procedures, and automatic reinvestment policies.
 Finally, FMR advised the Boards that Bond Strategist has not been successful in attracting or retaining assets and that Municipal Income has a wider appeal among investors. While the elimination of funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Union Street Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Municipal Income is one of eight funds of the trust. Each share of Municipal Income represents an equal proportionate interest with each other share of the Fund, and each such share of Municipal Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the Fund is entitled to one vote for each dollar value of net asset value of the Fund that shareholder owns. Shares of Municipal Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the Fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Bond Strategist's assets for Municipal Income's shares and the assumption of the liabilities of Bond Strategist by Municipal Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating Funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Bond Strategist and Municipal Income, substantially to the effect that:
 (i) The acquisition by Municipal Income of all of the assets of Bond Strategist solely in exchange for Municipal Income shares and the assumption by Municipal Income of Bond Strategist's liabilities, followed by the distribution by Bond Strategist of Municipal Income shares to the shareholders of Bond Strategist pursuant to the liquidation of Bond Strategist and constructively in exchange for their Bond Strategist shares will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Bond Strategist and Municipal Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Bond Strategist upon the transfer of all of its assets to Municipal Income in exchange solely for Municipal Income shares and Municipal Income's assumption of Bond Strategist's liabilities, followed by Bond Strategist's subsequent
distribution of those shares to    its     shareholders in liquidation of
Bond Strategist;
 (iii) No gain or loss will be recognized by Municipal Income upon the receipt of the assets of Bond Strategist in exchange solely for Municipal Income shares and its assumption of Bond Strategist's liabilities;
 (iv) The shareholders of Bond Strategist will recognize no gain or loss upon the exchange of their Bond Strategist shares solely for Municipal Income shares;
 (v) The basis of Bond Strategist's assets in the hands of Municipal Income will be the same as the basis of those assets in the hands of Bond Strategist immediately prior to the Reorganization, and the holding period of those assets in the hands of Municipal Income will include the holding period of those assets in the hands of Bond Strategist;
 (vi) The basis of Bond Strategist shareholders in Municipal Income shares will be the same as their basis in Bond Strategist shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Municipal Income shares to be received by the Bond Strategist shareholders will include the period during which the Bond Strategist shares to be surrendered in exchange therefor were held, provided such Bond Strategist shares were held as capital assets by those shareholders on the date of the Reorganization.
    The foregoing opinion, however, does not address whether Bond Strategist will recognize gain or loss under Section 1256 of the Code on the transfer, if any, of futures, forwards, or options to Municipal Income
in connection with the Reorganization.     Shareholders of Bond Strategist
should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only related to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following tables show the capitalization of the Funds as of July 31, 1996 (unaudited) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                   Bond Strategist   Municipal        Pro Forma
                                     Income           Combined Fund

Net Assets          $ 8,305,529       $ 545,765,312    $ 554,070,841

Net Asset Value     $ 9.43            $ 10.26          $ 10.26
Per Share

Shares               880,642           53,184,044       53,993,550
Outstanding

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on July 18, 1996. The Boards of Trustees of Fidelity School Street Trust and Fidelity Union Street Trust determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Bond Strategist and Municipal Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Bond Strategist will continue to engage in business as a fund of a registered investment company and the Board of Fidelity School Street Trust will consider other proposals for the reorganization or liquidation of the Fund.
ADDITIONAL INFORMATION ABOUT SPARTAN MUNICIPAL INCOME FUND
SELECTED PER-SHARE DATA

1.Years ended      1996                     1995       1994D      1993       1992       1991       1990E
August 31

2.Net asset        $ 10.180                 $ 10.070   $ 11.370   $ 10.710   $ 10.360   $ 9.890    $ 10.000
value,
beginning of
period

3.Income from       .   537                  .587       .611       .663       .704       .739       .187
Investment
Operations
 Net interest
income

4. Net realized     .   039                  .189       (.752)     .727       .387       .463       (.120)
and
 unrealized
gain (loss)
 on
investments

5. Total from       .   576                  .776       (.141)     1.390      1.091      1.202      .067
investment
operations

6.Less              (.   537    )   G        (.587)     (.611)     (.663)     (.704)     (.739)     (.187)
Distributions
 From net
interest
 income

7. From net            --                    (.080)     (.550)     (.070)     (.040)     --         --
realized
 gain on
investments

8. Total            (.   537    )            (.667)     (1.161)    (.733)     (.744)     (.739)     (.187)
distributions

9. Redemption          .001                  .001       .002       .003       .003       .007       .010
fees
 added to paid
in
 capital

10.Net asset       $ 10.   220              $ 10.180   $ 10.070   $ 11.370   $ 10.710   $ 10.360   $ 9.890
value,
end of period

11.Total            5.   7    4%             8.20       (1.42)     13.55      10.93      12.65      .76%
returnB,C                                   %          %          %          %          %


RATIOS AND SUPPLEMENTAL DATA

12.Net assets,     $    540,983       $ 574,056   $ 680,176   $ 912,710   $ 870,664   $ 550,930   $ 93,118
end of period
(000 omitted)

13.Ratio of         .5   4    %F       .55         .55%        .47         .36         .23            --F
expenses to                           %                       %F          %F          %F
average net
assets

14.Ratio of net     5.1   8    %       5.99        5.76%       6.09        6.68        7.24        7.91%
interest                              %                       %           %           %           A
income to
average net
assets

15.Portfolio           4    9%         69          48%         50          62          78          116%
turnover rate                         %                       %           %           %           A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FOR THE PERIOD JUNE 4, 1990 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31,
1990
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   G THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
MISCELLANEOUS
 AVAILABLE INFORMATION. Fidelity School Street Trust and Fidelity Union Street Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 LEGAL MATTERS. Certain legal matters in connection with the issuance of
Municipal Income's shares    have been     passed upon by Kirkpatrick &
Lockhart LLP, counsel to the trusts.
 EXPERTS. The audited financial statements of Municipal Income, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon is included in the Annual Report to Shareholders for
the fiscal year ended August 31, 199   6    . The audited financial
statements of Bond Strategist, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand, L.L.P., whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended December 31, 1995. Unaudited financial statements for Bond Strategist for the six-month period ended June 30, 1996 are also incorporated by reference. The financial statements audited by Coopers & Lybrand, L.L.P. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.
EXHIBIT 1
   FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 18th of October 1996, by and between Fidelity School Street Trust, a Massachusetts business trust, on behalf of its series Spartan Bond Strategist (Bond Strategist), and Fidelity Union Street Trust, a Massachusetts business trust, on behalf of its series Spartan Municipal Income Fund (Municipal Income). Fidelity School Street Trust and Fidelity Union Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." Bond Strategist and Municipal Income may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Bond Strategist to Municipal Income solely in exchange for shares of beneficial interest in Municipal Income (the Municipal Income Shares) and the assumption by Municipal Income of Bond Strategist's liabilities; and (b) the constructive distribution of such shares by Bond Strategist PRO RATA to its shareholders in complete liquidation and termination of Bond Strategist in exchange for all of Bond Strategist's outstanding shares. Bond Strategist shall receive the number of full and fractional shares of Municipal Income having an aggregate net asset value equal to the value of the assets of Bond Strategist less the liabilities of Bond Strategist on the closing date (as defined below), which Bond Strategist shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF BOND STRATEGIST. Bond Strategist represents and warrants to and agrees with Municipal Income that:
 (a) Bond Strategist is a series of Fidelity School Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity School Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Bond Strategist dated February 20, 1996, and the Supplement to the Prospectus dated July 19, 1996, previously furnished to Municipal Income, did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Bond Strategist, threatened against Bond Strategist which assert liability on the part of Bond Strategist. Bond Strategist knows of no facts which might form the basis for the institution of such proceedings;
 (e) Bond Strategist is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Bond Strategist, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Bond Strategist is a party or by which Bond Strategist is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Bond Strategist is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Bond Strategist at December 31, 1995, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Municipal Income together with such unaudited financial statements and Schedule of Investments (including market values) for the six month period ended June 30, 1996. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Changes in Net Assets, and financial highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Bond Strategist has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its Statement of Assets and Liabilities as of June 30, 1996 and those incurred in the ordinary course of Bond Strategist's business as an investment company since June 30, 1996;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Union Street Trust on Form N-14 relating to the shares of Municipal Income issuable hereunder and the proxy statement of Bond Strategist included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Bond Strategist (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Bond Strategist, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Bond Strategist (other than this Agreement) will be terminated without liability to Bond Strategist prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Bond Strategist of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Bond Strategist has filed or will file all federal and state tax returns which, to the knowledge of Bond Strategist's officers, are required to be filed by Bond Strategist and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Bond Strategist's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Bond Strategist has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date (as defined in Section 6);
 (m) All of the issued and outstanding shares of Bond Strategist are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Bond Strategist will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Municipal Income in accordance with this Agreement;
 (n) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), Bond Strategist will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Bond Strategist to be transferred to Municipal Income pursuant to this Agreement. At the Closing Date, subject only to the delivery of Bond Strategist's portfolio securities and any such other assets as contemplated by this Agreement, Municipal Income will acquire Bond Strategist's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Municipal Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Bond Strategist, and this Agreement constitutes a valid and binding obligation of Bond Strategist enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF MUNICIPAL INCOME. Municipal Income represents and warrants to and agrees with Bond Strategist that:
 (a) Municipal Income is a series of Fidelity Union Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Union Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Municipal Income, dated October 18, 1996, previously furnished to Bond Strategist did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Municipal Income, threatened against Municipal Income which assert liability on the part of Municipal Income. Municipal Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Municipal Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Municipal Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Municipal Income is a party or by which Municipal Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Municipal Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Municipal Income at August 31, 1996, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Bond Strategist. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Changes in Net Assets, and financial highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Municipal Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its Statement of Assets and Liabilities as of August 31, 1996 and those incurred in the ordinary course of Municipal Income's business as an investment company since August 31, 1996;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Municipal Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Municipal Income has filed or will file all federal and state tax returns which, to the knowledge of Municipal Income's officers, are required to be filed by Municipal Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Municipal Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Municipal Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on August 31, 1997;
 (k) By the Closing Date, the shares of beneficial interest of Municipal Income to be issued to Bond Strategist will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Municipal Income, and no shareholder of Municipal Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Municipal Income, and this Agreement constitutes a valid and binding obligation of Municipal Income enforceable in accordance with its terms, subject to approval by the shareholders of Bond Strategist;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Municipal Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Municipal Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Municipal Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Municipal Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Bond Strategist and to the other terms and conditions contained herein, Bond Strategist agrees to assign, sell, convey, transfer, and deliver to Municipal Income on the Closing Date (as defined in Section 6) all of the assets of Bond Strategist of every kind and nature existing on the Closing Date. Municipal Income agrees in exchange therefor: (i) to assume all of Bond Strategist's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Bond Strategist the number of full and fractional shares of Municipal Income having an aggregate net asset value equal to the value of the assets of Bond Strategist transferred hereunder, less the value of the liabilities of Bond Strategist, determined as provided for under Section 4.
 (b) The assets of Bond Strategist to be acquired by Municipal Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Bond Strategist, and any deferred or prepaid expenses shown as an asset on the books of Bond Strategist on the Closing Date. Bond Strategist will pay or cause to be paid to Municipal Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Municipal Income hereunder, and Municipal Income will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Bond Strategist to be assumed by Municipal Income shall include (except as otherwise provided for herein) all of Bond Strategist's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Bond Strategist agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Bond Strategist will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Municipal Income Shares in exchange for such shareholders' shares of beneficial interest in Bond Strategist and Bond Strategist will be liquidated in accordance with Bond Strategist's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Municipal Income's share transfer books in the names of the Bond Strategist shareholders and transferring the Municipal Income Shares thereto. Each Bond Strategist shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Municipal Income Shares due that shareholder. All outstanding Bond Strategist shares, including any represented by certificates, shall simultaneously be canceled on Bond Strategist's share transfer records. Municipal Income shall not issue certificates representing the Municipal Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Bond Strategist is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Municipal Income Shares in a name other than that of the registered holder on Bond Strategist's books of the Bond Strategist shares constructively exchanged for the Municipal Income Shares shall be paid by the person to whom such Municipal Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date (as defined in Section 6) (the Valuation Time).
 (b) On the Closing Date, Municipal Income will deliver to Bond Strategist the number of Municipal Income Shares having an aggregate net asset value equal to the value of the assets of Bond Strategist transferred hereunder less the liabilities of Bond Strategist, determined as provided in this
Section 4.
 (c) The net asset value per share of the Municipal Income Shares to be delivered to Bond Strategist, the value of the assets of Bond Strategist transferred hereunder, and the value of the liabilities of Bond Strategist to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Municipal Income Shares shall be computed in the manner set forth in the then-current Municipal Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Bond Strategist shall be computed in the manner set forth in the then-current Bond Strategist Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Co., a division of FMR Corp., in accordance with its regular practice as pricing agent for Bond Strategist and Municipal Income.
5. FEES; EXPENSES.
 (a) Pursuant to the Funds' management contracts with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities).
 (b) Each of Municipal Income and Bond Strategist represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston,
Massachusetts, at the Valuation Time on December 30, 1996, or    on
some other date and    at some other     place agreed to by Bond Strategist
and Municipal Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Bond Strategist and the net asset value of Municipal Income is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF BOND STRATEGIST.
 (a) Bond Strategist agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider approving this Agreement.
 (b) Bond Strategist agrees that as soon as reasonably practicable after distribution of the Municipal Income Shares, Bond Strategist shall be terminated as a series of Fidelity School Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Bond Strategist shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO MUNICIPAL INCOME'S OBLIGATIONS.
 The obligations of Municipal Income hereunder shall be subject to the following conditions:
 (a) That Bond Strategist furnishes to Municipal Income a statement, dated as of the Closing Date, signed by an officer of Fidelity School Street
Trust, certifying that as of the Valuation Time    on     the Closing Date
all representations and warranties of Bond Strategist made in this Agreement are true and correct in all material respects and that Bond Strategist has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Bond Strategist furnishes Municipal Income with copies of the resolutions, certified by an officer of Fidelity School Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Bond Strategist;
 (c) That, on or prior to the Closing Date, Bond Strategist will declare one or more dividends or distributions which, together with all previous such dividends or distributions, shall have the effect of distributing to the shareholders of Bond Strategist substantially all of Bond Strategist's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Bond Strategist shall deliver to Municipal Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Bond Strategist's behalf by its Treasurer or Assistant Treasurer;
 (e) That Bond Strategist's custodian shall deliver to Municipal Income a certificate identifying the assets of Bond Strategist held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time: (i) the assets held by the custodian will be transferred to Municipal Income; (ii) Bond Strategist's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Bond Strategist's transfer agent shall deliver to Municipal Income at the Closing a certificate setting forth the number of shares of Bond Strategist outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Bond Strategist calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Municipal Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Bond Strategist;
 (h) That Bond Strategist delivers to Municipal Income a certificate of an officer of Fidelity School Street Trust, dated the Closing Date, that there has been no material adverse change in Bond Strategist's financial position since June 30, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Bond Strategist shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Bond Strategist or its transfer agent by Municipal Income or its agents shall have revealed otherwise, Bond Strategist shall have taken all actions that in the opinion of Municipal Income are necessary to remedy any prior failure on the part of Bond Strategist to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF BOND STRATEGIST.
 (a) That Municipal Income shall have executed and delivered to Bond Strategist an Assumption of Liabilities, certified by an officer of
Fidelity Union Street Trust, dated as of the Closing Date   ,     pursuant
to which Municipal Income will assume all of the liabilities of Bond Strategist existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Municipal Income furnishes to Bond Strategist a statement, dated as of the Closing Date, signed by an officer of Fidelity Union Street
Trust, certifying that as of the Valuation Time    on     the Closing Date
all representations and warranties of Municipal Income made in this Agreement are true and correct in all material respects, and Municipal Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Bond Strategist shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Bond Strategist and Municipal Income, to the effect that the Municipal Income Shares are duly authorized and upon delivery to Bond Strategist as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Municipal Income (except as disclosed in Bond Strategist's Statement of Additional Information) and no shareholder of Municipal Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF MUNICIPAL INCOME AND BOND STRATEGIST.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Bond Strategist;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Municipal Income or Bond Strategist to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Municipal Income or Bond Strategist, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Municipal Income and Bond Strategist, threatened by the Commission; and
 (f) That Municipal Income and Bond Strategist shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Municipal Income and Bond Strategist that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Bond Strategist and Municipal Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Bond Strategist upon the transfer of all of its assets to Municipal Income in exchange solely for the Municipal Income Shares and the assumption of Bond Strategist's liabilities followed by the distribution of those Municipal Income Shares to the shareholders of Bond Strategist in liquidation of Bond Strategist;
  (iii) No gain or loss will be recognized by Municipal Income on the receipt of Bond Strategist's assets in exchange solely for the Municipal Income Shares and the assumption of Bond Strategist's liabilities;
  (iv) The basis of Bond Strategist's assets in the hands of Municipal Income will be the same as the basis of such assets in Bond Strategist's hands immediately prior to the Reorganization;
  (v) Municipal Income's holding period in the assets to be received from Bond Strategist will include Bond Strategist's holding period in such assets;
  (vi) A Bond Strategist shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Bond Strategist for the Municipal Income Shares in the Reorganization;
  (vii) A Bond Strategist shareholder's basis in the Municipal Income Shares to be received by him or her will be the same as his or her basis in the Bond Strategist shares exchanged therefor; and
  (viii) A Bond Strategist shareholder's holding period for his or her Municipal Income Shares will include the holding period of Bond Strategist shares exchanged, provided that those Bond Strategist shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither Bond Strategist nor Municipal Income may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF MUNICIPAL INCOME AND BOND STRATEGIST.
 (a) Municipal Income and Bond Strategist each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Bond Strategist covenants that it is not acquiring the Municipal Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Bond Strategist covenants that it will assist Municipal Income in obtaining such information as Municipal Income reasonably requests concerning the beneficial ownership of Bond Strategist's shares; and
 (d) Bond Strategist covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Bond Strategist will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Municipal Income and Bond Strategist may terminate this Agreement by mutual agreement. In addition, either Municipal Income or Bond Strategist may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Bond Strategist or Municipal Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Municipal Income or Bond Strategist; provided, however, that following the shareholders' meeting called by Bond Strategist pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Municipal Income Shares to be paid to Bond Strategist shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the
interests of    either     Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of the Declaration of Trust of each Fund, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED


   SBS-PXS-1096     CUSIP #31638R105/FUND #447
SPARTAN(registered trademark) BOND STRATEGISTTM
Dear Shareholder:
I am writing to let you know about an important proposal to merge Spartan Bond Strategist with another Spartan bond fund, and to ask you to send in your vote. A shareholder meeting will be held in December, and the votes submitted in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
HERE IS A BRIEF SUMMARY OF THE PROPOSAL.
The Trustees of Spartan Bond Strategist are recommending that the fund merge with Spartan Municipal Income Fund, a larger bond fund also managed by Fidelity Management & Research Company (FMR). The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the merger is in shareholders' best interest, and recommend that you vote for the proposal. But the final decision is up to you.
(medium solid bullet) The merger would be a tax-free reorganization, with no gain or loss to you as a shareholder. If shareholders vote to approve the merger, Spartan Bond Strategist will cease to exist and you will become a shareholder of Spartan Municipal Income Fund instead.
(medium solid bullet) As part of Fidelity's "Spartan" family of mutual funds, each fund has a management contract under which FMR bears substantially all fund expenses. However, Spartan Municipal Income Fund has significantly lower operating expenses than Spartan Bond Strategist, and represents a lower-cost option for Spartan Bond Strategist shareholders. Spartan Municipal Income Fund's management fee rate is .15% lower, or approximately 21% less, than Spartan Bond Strategist's management fee rate (.55% vs. .70% of average net assets). Therefore, if the merger is approved, as a Spartan Municipal Income Fund shareholder, Spartan Bond Strategist shareholders would enjoy a management fee rate that is significantly lower than what they currently bear as a shareholder of Spartan Bond Strategist.
(medium solid bullet) Spartan Bond Strategist has an unusual investment strategy: it seeks maximum total return after the effect of federal income taxes by allocating its assets between taxable and municipal securities. Spartan Municipal Income is a conventional municipal bond fund, and seeks tax-exempt income by investing primarily in municipal securities. In practice, the funds have had comparable total returns before and after taxes. However, because Municipal Income does not normally invest in taxable securities, a larger portion of its return has been federally tax-free.
The merger would give shareholders of Spartan Bond Strategist the opportunity to participate in a fund with a similar investment portfolio and strategy, and a 0.15% lower all-inclusive management fee rate. The enclosed materials include a detailed description of the funds and the proposed merger.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY SCHOOL STREET TRUST: SPARTAN(registered trademark) BOND STRATEGIST(trademark)
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Edward H. Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity School Street Trust: Spartan Bond Strategist which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 18, 1996 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1996
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
             cusip # 31638R105/fund# 447

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR  THE FOLLOWING:
---------------------------------------------------------------------------
__________________________________________________________________________

1.   To approve an Agreement and Plan of Reorganization    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Spartan Bond Strategist and Spartan
     Municipal Income Fund.


PXC-1096    cusip # 31638R105/fund# 447
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial reports and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated October 18, 1996. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
Spartan Aggressive Municipal may invest without limitation in lower-quality debt securities, sometimes called "municipal junk bonds." Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Refer to "Investment Principles and Risks" on page for further information.
LIKE ALL MUTUAL FUNDS,
THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE COMMISSION
OR ANY STATE
SECURITIES COMMISSION,
NOR HAS THE SECURITIES
AND EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY OR
ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
SMU-pro-1096
Each of these funds seeks a high level of income free from federal income tax. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
SPARTAN(registered trademark)
MUNICIPAL
FUNDS

SPARTAN MUNICIPAL MONEY FUND
SPARTAN SHORT-INTERMEDIATE
MUNICIPAL INCOME FUND
SPARTAN INTERMEDIATE
MUNICIPAL INCOME FUND
SPARTAN MUNICIPAL
INCOME FUND
SPARTAN AGGRESSIVE
MUNICIPAL FUND
PROSPECTUS
OCTOBER 18, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
The chart on page highlights the strategy, risk, and yield potential for each fund. Elements common to all five funds are described below.
GOAL: High current income free from federal income tax. As with any mutual fund, there is no assurance that a fund will achieve its goal.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now
America's largest mutual fund man   ager. FMR Texas Inc. (FMR Texas), a
subsidiary of FMR, chooses investments for Spartan Municipal Money.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income taxes. Each fund's level of risk and potential reward, depend on the quality and maturity of its investments. Spartan Municipal Money is managed to keep its share price stable at $1.00. The bond funds, with their broader range of investments, have the potential for higher yields, but also carry a higher degree of risk. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of any of the bond funds, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
The Spartan family of funds is designed for cost-conscious investors looking for higher yields through lower costs. The Spartan Approach(registered trademark) requires investors to make high minimum investments and, in some cases, to pay for individual transactions.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The
funds in this prospectus are
in the INCOME category,
except for Spartan Municipal
Money, which is in the MONEY
MARKET category.
(right arrow) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly
in stocks.
(checkmark)
       FUND STRATEGY  RISK AND YIELD POTENTIAL
   THE RISK LEVEL AND YIELD POTENTIAL OF MONEY MARKET AND BOND FUNDS DEPEND ON THE QUALITY AND MATURITY OF THEIR INVESTMENTS. THE CHART BELOW PRESENTS EACH FUND'S STRATEGY AND EXPLAINS ITS RISK AND YIELD POTENTIAL RELATIVE TO THE OTHER FUNDS IN THIS FAMILY.

Spartan         Invests normally in high-quality,    Because this fund seeks
Municipal       short-term municipal securities      to maintain a stable
Money           with an average maturity of          $1.00 share price, it is
                90 days or less.                     the safest and lowest
                                                     yielding fund in the
                                                     family.

                                                     (low risk graphic)

Spartan         Invests under normal                 With its emphasis on
Short-Interme   conditions in investment-grade       short maturities, this is
diate           municipal securities while           the most conservative
Municipal       normally maintaining an              bond fund in the family.
                average maturity of two to five
                years.

                                                     (low to medium risk graphic)

Spartan         Invests under normal conditions      With its emphasis on
Intermediate    in investment-grade municipal        intermediate maturities,
Municipal       securities while normally            this is the moderate
                maintaining an average maturity      member of the family.
                of between three and 10 years.

                                                     (medium risk graphic)

Spartan         Invests under normal conditions      With its emphasis on
Municipal       in municipal securities of           longer-term maturities,
Income          investment-grade quality.            this is the moderately
                Although the fund can invest in      aggressive member of
                securities of any maturity, FMR      the family.
                seeks to manage the fund so
                that it generally reacts to
                changes in interest rates
                similarly to municipal bonds with
                maturities between eight and 18
                years.

                                                     (low to medium risk graphic)

Spartan         Allowed to invest in                 With its ability to invest in
Aggressive      lower-quality municipal              lower-quality securities
Municipal       securities. Although the fund        with longer-term
                can invest in securities of any      maturities, this is the
                maturity, FMR seeks to               most aggressive fund in
                manage the fund so that it           the family.
                generally reacts to changes in
                interest rates similarly to
                municipal bonds of comparable
                quality with maturities between
                12 and 20 years.

                                                     (high risk graphic)




EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or
hold shares of a fund. See page   s  and -     for more information about
these fees.

Maximum sales charge on purchases                                              None
and reinvested distributions

Deferred sales charge on redemptions                                           None

Redemption fee (as a % of amount redeemed on shares held less than 180 days)

for Spartan Municipal Income                                                   .50%

for Spartan Aggressive Municipal                                               1.00
                                                                               %

for all other funds                                                            None

Exchange and wire transaction fees                                             $5.00

Checkwriting fee, per check written (available for Spartan Municipal Money,    $2.00
Spartan Short-Intermediate Municipal Income, and Spartan Intermediate
Municipal Income)

Account closeout fee                                                           $5.00

Annual account maintenance fee (for accounts under $2,500)                     $12.0
                                                                               0


THESE FEES ARE WAIVED (except for the redemption fee) if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see page ).
   The following figures on page are based on historical expenses adjusted to reflect current fees, and are calculated as a percentage of average net assets. Each fund has entered into arrangements on behalf of the fund with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses.
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as described on page . For every $1,000 you invested, the examples on page show you how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period.
These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
    FMR has voluntarily agreed to reimburse Spartan Municipal Money to the extent that total operating expenses exceed .40% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been .50%, .00%, and .50% respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.

    SPARTAN MUNICIPAL MONEY
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee (after       .40    %   After 1 year   $   4        $   9
reimbursement)

12b-1 fee                None          After 3        $   13       $   18
                                       years

Other expenses            .00%         After 5        $   22       $   27
                                       years

Total fund operating        .40    %   After 10       $   51       $   56
expenses                               years

       SPARTAN SHORT-INTERMEDIATE MUNICIPAL    INCOME
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee             .55    %   After 1 year   $   6        $   11

12b-1 fee               None          After 3        $   18       $   23
                                      years

Other expenses           .00%         After 5        $   31       $   36
                                      years

Total fund operating       .55    %   After 10       $   69       $   74
expenses                              years

       SPARTAN INTERMEDIATE MUNICIPAL    INCOME
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee             .55    %   After 1 year   $   6        $   11

12b-1 fee               None          After 3        $   18       $   23
                                      years

Other expenses             .00    %   After 5        $   31       $   36
                                      years

Total fund operating       .55    %   After 10       $   69       $   74
expenses                              years

       SPARTAN MUNICIPAL INCOME
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee             .55    %   After 1 year   $   6        $   11

12b-1 fee               None          After 3        $   18       $   23
                                      years

Other expenses           .00%         After 5        $   31       $   36
                                      years

Total fund operating       .55    %   After 10       $   69       $   74
expenses                              years

       SPARTAN AGGRESSIVE MUNICIPAL
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee             .60    %   After 1 year   $   6        $   11

12b-1 fee               None          After 3        $   19       $   24
                                      years

Other expenses           .00%         After 5        $   33       $   38
                                      years

Total fund operating       .60    %   After 10       $   75       $   80
expenses                              years

FINANCIAL HIGHLIGHTS
The tables that follow are included in each fund's Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the funds' Statement of Additional Information.
   SPARTAN MUNICIPAL MONEY
1.Selected Per-Share Data and Ratios



   17.Years ended August
31                               1996             1995             1994             1993             1992             1991C

   18.Income from
Investment                        .034             .035             .025             .026             .038             .030
   Operations
    Net interest income

   19.Less Distributions          (.034)           (.035)           (.025)           (.026)           (.038)           (.030)
    From net interest income

   20.Net asset value, end
of                               $ 1.000          $ 1.000          $ 1.000          $ 1.000          $ 1.000          $ 1.000
   period

   21.Total returnA               3.41%            3.59%            2.50%            2.66%            3.91%            3.03%

   22.Net assets, end of
period                           $ 2,380          $ 2,206          $ 2,288          $ 1,696          $ 1,303          $ 424
   (In millions)

   23.Ratio of expenses
to                                .39%             .40%             .33%             .27%             .20%             .09%B
   average net assets            B                B                B                B                B                ,D

   24.Ratio of net
interest                          3.36%            3.53%            2.48%            2.61%            3.67%            4.69%
   income                                                                                                         D
   to average net assets


   A TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C FOR THE PERIOD  JANUARY 14, 1991 (COMMENCEMENT OF OPERATIONS) TO AUGUST
31, 1991
D ANNUALIZED
SPARTAN SHORT-INTERMEDIATE MUNICIPAL



    25.Selected Per-Share Data and
 Ratios

 26.Years
ended        1996        1995        1994D       1993F       1992E       1991E       1990E       1989E       1988E       1987E
 August 31

 27.Net asset
value,       $ 9.98      $ 9.84      $ 10.0      $ 9.88      $ 9.78      $ 9.52      $ 9.49      $ 9.45      $ 9.51      $ 9.92
 beginning of
period       0           0           90          0           0           0           0           0           0           0

 28.Income
from         .418        .429        .443        .303        .490        .559        .562        .536        .516        .433
 Investment
 Operations
  Net interest income

 29. Net
realized      (.050)      .140        (.240)      .210        .100        .260        .030        .040        (.060)      (.410)
 and
  unrealized gain
 (loss)

 30. Total
from          .368        .569        .203        .513        .590        .819        .592        .576        .456        .023
 investment
  operations

 31.Less      (.418)      (.429)      (.443)      (.303)      (.490)      (.559)      (.562)      (.536)      (.516)      (.433)
 Distributions
  From net interest
 income

 32. In excess of
net           --          --          (.010)      --          --          --          --          --          --          --
 realized gain

 33. Total    (.418)      (.429)      (.453)      (.303)      (.490)      (.559)      (.562)      (.536)      (.516)      (.433)
 distributions

 34.Net asset
value,       $ 9.93      $ 9.98      $ 9.84      $ 10.0      $ 9.88      $ 9.78      $ 9.52      $ 9.49      $ 9.45      $ 9.51
 end of
period       0           0           0           90          0           0           0           0           0           0

 35.Total
returnB,C     3.75        5.95        2.05        5.25        6.18        8.85        6.42        6.30        4.89        .26%
              %           %           %           %           %           %           %           %           %

 36.Net assets,
end          $ 791       $ 909       $ 1,08      $ 967       $ 659       $ 244       $ 59        $ 58        $ 77        $ 59
 of period                           3
 (In millions)

 37.Ratio of  .54%        .55%        .47%        .55%        .55%        .55%        .60%        .58%        .35%        .60%
 expenses to  G                       G           A                       G           G           G           G           G
 average net assets

 38.Ratio of
net           4.17        4.38        4.45        4.55        4.95        5.68        5.90        5.69        5.48        4.58
 interest income
to           %           %           %           %A          %           %           %           %           %           %
 average net assets

 39.Portfolio
turnover      78%         51%         44%         56%A        28%         59%         75%         82%         96%         180%
 rate


   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E YEARS ENDED DECEMBER 31
F FOR THE EIGHT MONTHS ENDING AUGUST 31, 1993
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SPARTAN INTERMEDIATE MUNICIPAL

   40.Selected Per-Share Data and Ratios

   41.Years ended August 31                              1996               1995               1994D              1993E

   42.Net asset value, beginning of period               $ 10.060           $ 9.840            $ 10.340           $ 10.000

   43.Income from Investment Operations                  .486               .490               .514               .177
    Net interest income

   44. Net realized and unrealized gain (loss)            (.010)             .220               (.460)             .340

   45. Total from investment operations                   .476               .710               .054               .517

   46.Less Distributions                                 (.486)             (.490)             (.514)             (.177)
    From net interest income

   47. From net realized gain                             --                 --                 (.010)             --

   48. In excess of net realized gain                     --                 --                 (.030)             --

   49. Total distributions                                (.486)             (.490)             (.554)             (.177)

   50.Net asset value, end of period                     $ 10.050           $ 10.060           $ 9.840            $ 10.340

   51.Total returnB,C                                     4.80%              7.50%              .52%               5.22%

   52.Net assets, end of period (000 omitted)            $ 216,121          $ 219,711          $ 256,269          $ 219,400

   53.Ratio of expenses to average net assets             .50%               .42%               .20%               --F
                                                         F                  F                  F

   54.Ratio of net interest income to average             4.81%              5.04%              5.09%              5.20%
   net assets                                                                                                     A

   55.Portfolio turnover rate                             64%                44%                69%                95%
                                                                                                                  A


   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FOR THE PERIOD APRIL 26, 1993 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31,
1993
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SPARTAN MUNICIPAL INCOME



   56.Selected Per-Share Data

   and Ratios

   57.Years ended
         1996              1995              1994C             1993              1992              1991              1990E
   August 31

   58.Net asset value,
         $ 10.180          $ 10.070          $ 11.370          $ 10.710          $ 10.360          $ 9.890           $ 10.000
   beginning of period

   59.Income from
          .537              .587              .611              .663              .704              .739              .187
   Investment Operations
    Net interest income

   60. Net realized and
          .039              .189              (.752)            .727              .387              .463              (.120)
   unrealized
    gain (loss)

   61. Total from
          .576              .776              (.141)            1.390             1.091             1.202             .067
   investment operations

   62.Less Distributions
          (.537)            (.587)            (.611)            (.663)            (.704)            (.739)            (.187)
    From net interest
         F
   income

   63. From net
          --                (.080)            (.550)            (.070)            (.040)            --                --
   realized gain

   64. Total
          (.537)            (.667)            (1.161)           (.733)            (.744)            (.739)            (.187)
   distributions

   65. Redemption fees
          .001              .001              .002              .003              .003              .007              .010
   added
    to paid in capital

   66.Net asset value,
         $ 10.220          $ 10.180          $ 10.070          $ 11.370          $ 10.710          $ 10.360          $ 9.890
   end of period

   67.Total returnA,B
          5.74              8.20              (1.42)            13.55             10.93             12.65             .76
         %                 %                 %                 %                 %                 %                 %

   68.Net assets, end of
         $ 540,98          $ 574,05          $ 680,17          $ 912,71          $ 870,66          $ 550,93          $ 93,118
   period
         3                 6                 6                 0                 4                 0
   (000 omitted)

   69.Ratio of expenses
          .54%              .55               .55               .47%              .36%              .23%              --D,
   to
         D                 %                 %                 D                 D                 D                 G
   average net assets

   70.Ratio of net
          5.18              5.99              5.76              6.09              6.68              7.24              7.91%
   interest income to
         %                 %                 %                 %                 %                 %                 G
   average net assets

   71.Portfolio turnover
          49                69                48                50                62                78                116%
   rate
         %                 %                 %                 %                 %                 %                 G


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
C EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE PERIOD JUNE 4, 1990 (COMMENCEMENT OF OPERATIONS) TO AUGUST
31,1990
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G ANNUALIZED
SPARTAN AGGRESSIVE MUNICIPAL

   72.Selected Per-Share Data and Ratios

   73.Years ended August 31                          1996              1995              1994D             1993E

   74.Net asset value, beginning of period           $ 9.930           $ 9.790           $ 10.350          $ 10.000

   75.Income from Investment Operations              .566              .602              .603              .209
    Net interest income

   76. Net realized and unrealized gain               (.034)            .125              (.564)            .346
   (loss)

   77. Total from investment operations               .532              .727              .039              .555

   78.Less Distributions                             (.566)            (.602)            (.603)            (.209)
    From net interest income

   79. From net realized gain                         --                --                (.010)            --

   80. In excess of net realized gain                 --                --                (.010)            --

   81. Total distributions                            (.566)            (.602)            (.623)            (.209)

   82. Redemption fees added to paid in               .004              .015              .024              .004
   capital

   83.Net asset value, end of period                 $ 9.900           $ 9.930           $ 9.790           $ 10.350

   84.Total returnB,C                                 5.48%             7.97%             .61%              5.64%

   85.Net assets, end of period (000                 $ 91,319          $ 74,563          $ 61,673          $ 17,267
   omitted)

   86.Ratio of expenses to average net                .60%              .60%              .60%              .60%A
   assets

   87.Ratio of net interest income to                 5.65%             6.24%             6.03%             6.24%A
   average net assets

   88.Portfolio turnover rate                         45%               51%               64%               53%A


   A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FOR THE PERIOD APRIL 29, 1993 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1993
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from September 1 through August 31. The tables
below show each fund's performance over past fiscal years    with each bond
fund's     compared to different measures, including a comparative index
and competitive funds average.    For Spartan Short-Intermediate Municipal
and Spartan Intermediate Municipal, data for the comparative indexes is available only from June 30, 1993 to the present. Data for the comparative index for Spartan Aggressive Municipal is available only from September 1,
1995 to the present.     The charts        on page   s  and      present
calendar year performance    for the bond funds, and do not reflect the
effect of the $5 account closeout fee.
TOTAL RETURNS
Average Annual Total Return          Cumulative Total Return



   Fiscal periods ended          Past 1          Past 5          Life of          Past 1          Past 5          Life of
   August 31, 1996                year             years            fund              year             years            fund




Spartan Municipal       3.41          3.21          3.39         3.41%          17.14          20.68
Money                   %             %             % A                         %              % A

Spartan                 3.75             5.31       5.05         3.75%          29.53          61.19
Short-Intermediate      %                %          %B                          %              %B
Municipal Income

Lehman Brothers 1-5        3.90       n/a           n/a             3.90%       n/a            n/a
Year                       %
Municipal Bond Index

Lipper Short               3.33          5.54       n/a             3.33    %      30.93       n/a
Municipal Debt                 %         %                                         %    C
Funds Average

Spartan Intermediate       4.80          n/a        5.36            4.80%          n/a         19.15
Municipal                  %                        %C                                            %    C
Income

Lehman Brothers         4.52             n/a        n/a          4.52%             n/a         n/a
1-17 Year               %
Municipal Bond Index

Lipper Intermediate        3.89          n/a           n/a          3.89    %      n/a            n/a
Municipal Debt Funds       %
Average

Spartan Municipal       5.74             7.28       7.95         5.74%          42.08          61.26
Income                  %                %          %D                          %              %D

Lehman Brothers            5.24       7.43          n/a             5.24%       43.10          n/a
Municipal                  %          %                                         %
Bond Index

Lipper General             4.68          6.93          n/a          4.68    %      39.84          n/a
Municipal Debt Funds           %         %                                         %
Average

Spartan Aggressive         5.48       n/a           5.88            5.48%       n/a            21.04
Municipal                  %                        %E                                         %E

Lehman Brothers         5.24             n/a        n/a          5.24%          n/a            n/a
Municipal               %
Bond Index

Lipper High Yield          5.43          n/a        n/a             5.43%          n/a         n/a
Municipal Debt Funds       %
Average


   A FROM JANUARY 14, 1991
B FROM DECEMBER 24, 1986
C FROM APRIL 26, 1993
D FROM JUNE 4, 1990
E FROM APRIL 29, 1993
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A
CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an
EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond funds are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
   THE LEHMAN BROTHERS MUNICIPAL BOND INDEX     is a total return
performance benchmark for investment-grade municipal bonds with maturities of at least one year.
THE LEHMAN BROTHERS 1-5 YEAR MUNICIPAL BOND INDEX is a total return performance benchmark for investment-grade municipal bonds with maturities between one and five years.
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a
recent period. Seven-day
yields are the most common
illustration of money market
performance. 30-day yields
are usually used for bond
funds. Yields change daily,
reflecting changes in interest
rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions, and
any change in a fund's share
price.
(checkmark)
THE LEHMAN BROTHERS 1-17 YEAR MUNICIPAL BOND INDEX is a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years.
Unlike the bond fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The competitive funds averages are the Lipper Short Municipal Debt Funds
Average for Spartan Short-Intermediate Municipal Income, the Lipper
Intermediate Municipal Debt Funds Average for Spartan Intermediate
Municipal Income, the Lipper General Municipal Debt Funds Average for
Spartan Municipal Income and Lipper High Yield Municipal Debt Funds Average
for Spartan Aggressive Municipal, which currently reflect the performance of over 26, 147, 237, and 43 with similar investment objectives, respectively. These averages, published by Lipper Analytical Services,
Inc., exclude the effect of sales charges.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
   SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME
Calendar year total returns  1987 1988 1989 1990 1991 1992 1993 1994 1995
Spartan Short-Intermediate  .26% 4.89% 6.30% 6.42% 8.85% 6.18% 7.12% -0.09
% 8.47%
Lipper Short Municipal Debt Funds Average 2.56% 5.94% 7.36% 6.53% 9.15%
6.92% 7.42
% -.84% 8.32%
Lehman Brothers 1-5 Year Municipal Bond Index n/a n/a n/a n/a n/a n/a
n/a .48% 9.02%
Consumer Price Index  4.43% 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.26
Row: 3, Col: 1, Value: 4.89
Row: 4, Col: 1, Value: 6.3
Row: 5, Col: 1, Value: 6.42
Row: 6, Col: 1, Value: 8.850000000000001
Row: 7, Col: 1, Value: 6.18
Row: 8, Col: 1, Value: 7.119999999999999
Row: 9, Col: 1, Value: -0.09
Row: 10, Col: 1, Value: 8.470000000000001
(LARGE SOLID BOX) Spartan
Short-
Intermediate
Municipal
Income
   SPARTAN INTERMEDIATE MUNICIPAL INCOME
Calendar year total returns         1994 1995
Spartan Intermediate Municipal Income
-5.03% 14.44%
Lipper Intermediate Municipal Debt Funds Average
-3.51% 12.89%
Lehman Brothers 1-17 Year Municipal Bond Index
-3.36% 14.91%
Consumer Price Index         2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: -5.03
Row: 10, Col: 1, Value: 14.44
(LARGE SOLID BOX) Spartan
Intermediate
Municipal
Income
   SPARTAN MUNICIPAL INCOME
Calendar year total returns      1991 1992 1993 1994 1995
Spartan Municipal Income      12.69% 8.38% 14.31% -8.1
0% 18.58%
Lipper General Municipal Debt Funds Average     12.09% 8.79
% 12.47% -6.5% 16.84%
Lehman Brothers Municipal Bond Index      12.14% 8.81
% 12.29% -5.17% 17.45%
Consumer Price Index      3.06% 2.90% 2.75% 2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 12.69
Row: 7, Col: 1, Value: 8.380000000000001
Row: 8, Col: 1, Value: 14.31
Row: 9, Col: 1, Value: -8.1
Row: 10, Col: 1, Value: 18.58
(LARGE SOLID BOX) Spartan
Municipal
Income
   SPARTAN AGGRESSIVE MUNICIPAL
Calendar year total returns         1994 1995
Spartan Aggressive Municipal         -6.11
% 17.73%
Lipper High Yield Municipal Debt
4.67% 15.98%
Lehman Brothers Municipal Bond Index
-5.17 17.45
Consumer Price Index         2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: -6.109999999999999
Row: 10, Col: 1, Value: 17.73
(LARGE SOLID BOX) Spartan
Aggressive
Municipal
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal.  is currently a diversified fund of
Fidelity Union Street Trust II. Spartan Short-Intermediate Municipal
Income, Spartan Intermediate Municipal Income, Spartan Municipal Income,
and Spartan Aggressive Municipal are currently non-diversified funds of
Fidelity Union Street Trust. Both trusts are open-end management investment companies. Fidelity Union Street Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity Union Street Trust was organized as a Massachusetts business trust on March 1, 1974. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These
meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes.
Shareholders not attending these meetings are encouraged to vote by proxy.
Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. For Spartan Municipal
Money, you are entitled to one vote for each share you own. For each bond fund, the number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. FMR Texas, located in Irving, Texas, has primary responsibility for providing investment management services for Spartan
Municipal Money.
Norman Lind is manager and Vice President of Spartan Short-Intermediate
Municipal Income Fund and Spartan Intermediate Municipal Income Fund, both of which he has managed since October 1995. Mr. Lind also manages Advisor
Short-Intermediate Municipal Income Fund, New York Municipal Income Fund,
New York Insured Municipal Income Fund, Spartan New York Intermediate
Municipal Income Fund, and Spartan New York Municipal Income Fund.
Previously, he managed Spartan Municipal Income Fund, and he served as a municipal research analyst. Mr. Lind joined Fidelity in 1986.
David Murphy is manager and Vice President of Spartan Municipal Income
Fund, which he has managed since October 1995. Mr. Murphy also manages
Michigan Municipal Income, Municipal Income, Limited Term Municipal Income
Fund, and Advisor Intermediate Municipal Income Fund. Previously he managed
Spartan Short-Intermediate Municipal Income Fund, Spartan Intermediate
Municipal Income Fund, Spartan New Jersey Municipal Income Fund, Spartan
New York Intermediate Municipal Income Fund, and Advisor Short-Intermediate
Municipal Income Fund. Mr. Murphy joined Fidelity in 1989.
Tanya Roy is manager of Spartan Aggressive Municipal, which she has managed since October 1995. Ms. Roy also manages Advisor High Income Municipal Fund and Aggressive Municipal Fund. Previously, she managed Municipal Bond Fund and was a municipal bond analyst. Ms. Roy joined Fidelity in 1989.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corp. (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act),
control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company;
therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a., (UMB) is each fund's transfer agent, although it employs
FSC to perform these functions for each fund. UMB is located at 1010 Grand
Avenue, Kansas City, Missouri.
A broker-dealer may use a portion of the commissions paid by the bond funds, to reduce custodian or transfer agent fees for the funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT APPROACH
EACH FUND seeks high current income that is free from federal income tax.
Their strategies and levels of risk in pursuing this objective are different.
SPARTAN MUNICIPAL MONEY seeks to maintain a $1.00 share price by investing in high-quality, short-term municipal securities of all types. The fund normally invests so that at least 80% of its income is free from federal income tax.
When you sell your shares of the money market fund, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The money market fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
Spartan Municipal Money may not use investment techniques which are inconsistent with the fund's goal of maintaining a stable share price.
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME stresses preservation of capital by investing in investment grade municipal securities under normal conditions. Although the fund can invest in securities of any maturity, the fund, under normal conditions, maintains a dollar-weighted average maturity of between two and five years. As of August 31, 1996, the fund's dollar-weighted average maturity was approximately 3.3 years. The fund normally invests so that 80% or more of its income is free from federal income tax.
SPARTAN INTERMEDIATE MUNICIPAL INCOME invests in investment-grade municipal securities under normal conditions. Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three to 10 years under normal conditions. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between seven and 10 years. As of August 31, 1996, the fund's dollar-weighted average maturity was approximately 7.8 years. The fund normally invests so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL INCOME invests in investment grade municipal securities under normal conditions. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of August 31, 1996, the fund's dollar-weighted average maturity was approximately 13.8 years. The fund normally invests so that at least 80% of its income is free from federal income tax.
SPARTAN AGGRESSIVE MUNICIPAL invests in municipal securities of any quality under normal conditions. Since the fund can emphasize lower quality securities, FMR's research and analysis are an integral part of choosing the fund's investments. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds of comparable quality with maturities between 12 and 20 years. As of August 31, 1996, the fund's dollar-weighted average maturity was approximately 15 years. The fund normally invests so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
The money market fund stresses income, preservation of capital, and liquidity. The bond funds seek to provide a higher level of income by investing in a broader range of securities.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, the bond funds' emphasis on income does not mean that a fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for a fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for the fund.
Each fund's yield and each bond fund's share price change daily and are based on interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. FMR may use various investment techniques to hedge a portion of the bond funds' risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond funds, they may be worth more or less than what you paid for them.
If you are subject to the federal alternative minimum tax, you should note that each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations, and the bond funds do not expect to invest in state taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks.
Any restrictions listed supplement those discussed earlier in this section.
A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal.
Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free
SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.
Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
Investment-grade debt securities are medium and high quality securities.
Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.
Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general or regional economic difficulty.
The table on page  provides a summary of ratings assigned to debt holdings
(not including money market instruments) in the Spartan Aggressive
Municipal's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: Spartan Short-Intermediate Municipal Income, Spartan
Intermediate Municipal Income, and Spartan Municipal Income normally invest in investment-grade securities, but reserve the right to invest up to 5% of their assets in below investment-grade securities (sometimes called
"municipal junk bonds"). A security is considered to be investment-grade if it is rated investment grade by Moody's Investors Service, Standard and
Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P.
or is unrated but judged by FMR to be of equivalent quality. Spartan
Aggressive Municipal Fund does not currently intend to invest more than 10%
of its total assets in bonds that are in default.
   SPARTAN AGGRESSIVE MUNICIPAL
Fiscal 1996 Debt Holdings, by Rating MOODY'S
 INVESTORS SERVICE STANDARD & POOR'S
 (AS A % OF INVESTMENTS) (AS A % OF
INVESTMENTS)
 Rating  Average  Rating  Average
INVESTMENT GRADE
Highest quality Aaa 25.81% AAA 24.38%
High quality Aa 3.80% AA 3.51%
Upper-medium grade A 12.27% A 12.64%
Medium grade Baa 15.53% BBB 19.47%
LOWER QUALITY
Moderately speculative Ba 7.54% BB 10.01%
Speculative B 0.10% B .70%
Highly speculative Caa 0.00% CCC 0.00%
Poor quality Ca 0.00% CC 0.00%
Lowest quality, no interest C  C
In default, in arrears --  D 0.00%
  65.05%  70.71%
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)
Investment Grade (double dagger) 1.42%
Lower Quality (double dagger) 16.85%
Total 18.27%
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS
WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR

MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, governmental developments which might affect its ability to honor its commitment.
MONEY MARKET SECURITIES are high quality, short term instruments issued by municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. These securities usually rely on continued payments by a municipality, and may also be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
RESTRICTIONS: Spartan Municipal Money may not purchase certain types of variable and floating rate securities which are inconsistent with the funds goal of maintaining a stable share price.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values.
These techniques may involve derivative transactions such as, buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by
FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price.
The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than
10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date.
The market value of a security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities, and in a money market fund, available only to funds and accounts managed by FMR or its affiliates whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: With respect to 75% of total assets, Spartan Municipal Money may not invest more than 5% of its total assets in any one issuer. Spartan
Short-Intermediate Municipal Income, Spartan Intermediate Municipal Income,
Spartan Municipal Income, and Spartan Aggressive Municipal are all
considered non-diversified. Generally, to meet federal requirements at the close of each quarter, a fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities. A fund may invest more than 25% of its total assets in tax free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by
FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN MUNICIPAL MONEY seeks as high level of federally tax-exempt income as is consistent with the preservation of capital and liquidity. The fund will normally invest so that at least 80% of its income is free from federal income tax.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer.
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital by investing primarily in short term municipal obligations. The fund will normally invest so that at least 80% of its income is free from federal income tax.
SPARTAN INTERMEDIATE MUNICIPAL INCOME seeks high current income that is exempt from federal income tax, by investing in municipal obligations. The fund will normally invest so that at least 80% if its assets are invested in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL INCOME seeks high current income by investing primarily in municipal securities. The fund will normally invest so that at least 80%
of its income is free from federal income tax.
SPARTAN AGGRESSIVE MUNICIPAL seeks a high current yield that is exempt from federal income tax. The fund will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
EACH FUND may borrow solely for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for Spartan Municipal Money.
FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The table below, shows the annual rate of each funds management fee as a percentage of average net assets for the fiscal year ended 1996.
FMR has voluntarily agreed to limit Spartan Municipal Money's total operating expenses to an annual rate of .40% of average net assets for the fiscal year ended 1996.
       MANAGEMENT AND TRANSACTION FEES
MANAGEMENT FEES   TRANSACTIONS FEES

      Before          After          Exchang   Closeout   Wire   Checkwriti
      reimbursement   reimbursemen   e                           ng
                      t

Spartan          .50%   .40%   $10,4   $2,6   $2,30   $14,2
Municipal                      44      84     5       81
Money

Spartan Short-   .55%   n/a    $7,79   $2,3   $590    $1,65
Intermediate                   0       35             3
Municipal

Spartan          .55%   .50%   $1,80   $685   $545    $446
Intermediate                   5
Municipal

Spartan          .55%   n/a    $3,85   $1,7   $425    n/a
Municipal                      5       65
Income

Spartan          .60%   n/a    $665    $175   $45     n/a
Aggressive
Municipal

FMR HAS A SUB-ADVISORY AGREEMENT with FMR Texas, which has primary responsibility for providing investment management for Spartan Municipal
Money, while FMR retains responsibility for providing other management services. FMR pays FMR Texas 50% of its management fee (before expense reimbursements) for these services.
FSC performs many transaction and accounting functions for the funds. These services include processing shareholder transactions and calculating each fund's share price. FMR, and not the funds, pays for these services.
To offset shareholder service costs, FMR or its affiliates also collect the funds $5.00 exchange fee, $5.00 account close out fee, $5.00 fee for wire purchases and redemptions, and for Spartan Municipal Money, Spartan
Short-Intermediate Municipal Income, and Spartan Intermediate Municipal
Income, the $2.00 check writing charge. The table on page shows what these fees amounted for the fiscal year ended 1996.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
The table below shows each fund's turnover rate for the fiscal year ended
1996. These rates vary from year to year.
PORTFOLIO TURNOVER RATES
Spartan Municipal Money n/a
Spartan Short-Intermediate Municipal 78%
Spartan Intermediate Municipal 64%
Spartan Municipal Income 49%
Spartan Aggressive Municipal 45%
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, Fidelity Brokerage Services,
Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the
Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. Spartan Municipal Money is managed to keep its share price stable at $1.00. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at
4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another
Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For   $25,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* $500
MINIMUM BALANCE $5,000
For  $10,000
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO THE
"INVESTOR SERVICES" SECTION BEGINNING ON PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory
Services. Refer to the program materials for details.







UNDERSTANDING THE
SPARTAN APPROACH(registered trademark)
Fidelity's Spartan Approach is
based on the principle that
lower fund expenses can
increase returns. The Spartan
funds keep expenses low in
two ways. First, higher
investment minimums reduce
the effect of a fund's fixed
costs, many of which are paid
on a per-account basis.
Second, unlike most mutual
funds that include transaction
costs as part of overall fund
expenses, Spartan
shareholders pay directly for
the transactions they make.
(checkmark)

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
                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



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
Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) There may be a $5.00       (small solid bullet) There may be a $5.00
                      fee for each wire                               fee for each wire
                      purchase.                                       purchase.
                      (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a wire                           Company,
                      transaction.                                    Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account ($10,000 for ) to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account in Spartan Municipal Money, Spartan Short-Intermediate Municipal Income, or Spartan Intermediate Municipal Income, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOU SELL SHARES OF SPARTAN MUNICIPAL INCOME OR SPARTAN AGGRESSIVE MUNICIPAL AFTER
HOLDING THEM LESS THAN 180 DAYS, THE FUND WILL DEDUCT A REDEMPTION FEE EQUAL TO .50%
AND 1.00% RESPECTIVELY, OF THE VALUE OF THOSE SHARES. IF YOUR ACCOUNT BALANCE IS LESS
THAN $50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION TRANSACTIONS: $2.00 FOR EACH
CHECK YOU WRITE AND $5.00 FOR EACH EXCHANGE, BANK WIRE, AND ACCOUNT CLOSEOUT.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



Check (check_graphic)   All account types   (small solid bullet) Minimum check: $1,000.
                                            (small solid bullet) All account owners must sign
                                            a signature card to receive a
                                            checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. There may be a $5.00 fee for each exchange out of the funds, unless you place your transaction on Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$500      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$500      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$500      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THOSE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond funds are normally distributed in October and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options (three for Spartan Municipal Money):
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution. This option is not available for Spartan Municipal Money.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.



UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS. Money
market funds usually don't
make capital gain
distributions.
(checkmark)
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of a fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of your fund's income from each state to help you calculate your taxes.
During the fiscal year ended 1996, 100% of each fund's income dividends was free from federal income tax, 77.63%, 21.11%, 32.80%, 16.55% and 21.67% of
Spartan Municipal Money's, Spartan Short-Intermediate Municipal's, Spartan Intermediate Municipal's, Spartan Municipal Income's, and Spartan Aggressive Municipal's income dividends, respectively, were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund values the securities it owns on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund to maintain a stable $1.00 share price. For the bond funds, assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH AN INVESTMENT PROFESSIONAL, INCLUDING A BROKER, who may charge you a transaction fee for this service. If you invest through an investment professional, read your investment professional's program materials for any additional service features or fees that may apply. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE REDEMPTION FEE for Spartan Municipal Income and Spartan Aggressive Municipal, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same Social Security number or which list the same Social Security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000 ($10,000 for Spartan Municipal Money) you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.


This prospectus is printed on recycled paper using soy-based inks.